2Q23 Financial Results July 14, 2023 Exhibit 99

2Q23 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] **$1.7T**
25%	Std. **13.8%** | Adv. **13.9%**	Cash and marketable securities[4] **$1.4T**
	Total Loss-Absorbing Capacity[2] **$494B**	Average loans **$1.2T**

Income statement

- 2Q23 net income of $14.5B and EPS of $4.75
  - Excluding significant items[5], 2Q23 net income of $13.3B, EPS of $4.37 and ROTCE of 23%
- Managed revenue of $42.4B[6]
- Expense of $20.8B and managed overhead ratio of 49%[6]

Balance sheet

- Loans: average loans of $1.2T up 13% YoY and 10% QoQ
  - Ex. FR[7], average loans of $1.1T up 4% YoY and 1% QoQ
- Deposits: average deposits of $2.4T down 6% YoY and up 3% QoQ
  - Ex. FR, average deposits of $2.3T down 8% YoY and up 1% QoQ
- CET1 capital of $236B[2]
  - Standardized CET1 capital ratio of 13.8%[2]; Advanced CET1 capital ratio of 13.9%[2]

Capital distributed

- Common dividend of $2.9B or $1.00 per share
- $1.8B of common stock net repurchases[8]
- Net payout LTM of 32%[9]

SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)

	Pretax	Net income	EPS
First Republic bargain purchase gain in Corporate[10]	$2,712	$2,712	$0.91
Net credit reserve build for First Republic	($1,162)	($883)	($0.30)
Net investment securities losses in Corporate	($900)	($684)	($0.23)

[1] See note 4 on slide 11
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 12
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 12
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 12
[5] See note 3 on slide 11
[6] See note 1 on slide 11
[7] All references in this presentation to "ex. FR" or "FR impact" refer to excluding or including, as applicable, the relevant effects of JPMorgan Chase's acquisition of certain assets and assumption of certain liabilities of First Republic Bank from the Federal Deposit Insurance Corporation on May 1, 2023
[8] Includes the net impact of employee issuances
[9] Last twelve months ("LTM"). Net of stock issued to employees
[10] The estimated bargain purchase gain reflects the estimated income taxes and therefore has the same impact pre- and post tax

JPMORGAN CHASE & CO.
1

First Republic integration update Onboarded ~5,100 former FRC employees on July 2, 2023; 85% were invited to join the firm and 91% accepted Focused on getting the sales force back in the market to win back customers FDIC and transaction settlement: The settlement process with the FDIC is on schedule Branches: 21 branches left behind with the FDIC; the remaining 63 are being actively evaluated for conversion to Chase, JPM Wealth Management or consolidation Systems integration: Developing the full migration plan for moving onto JPMC systems and products, targeting to be substantially complete in mid-2024 Strong client retention, with $6B net deposit inflows since acquisition Flows indicate that customers trust our balance sheet and the strength and confidence it provides Opportunity to outperform original expectations and accelerate our affluent strategy CLIENT RETENTION EMPLOYEE ENGAGEMENT CONTINUED PROGRESS ON MIGRATION 2

2Q23 Reported FR impact ex. FR 1Q23 2Q22 Net interest income $21.9 $0.9 $21.0 $0.2 $5.8 Noninterest revenue 20.5 3.1 17.4 (1.1) 1.0 Managed revenue1 42.4 4.0 38.4 (1.0) 6.7 Expense 20.8 0.6 20.2 0.1 1.5 Credit costs 2.9 1.2 1.7 (0.5) 0.6 Net income $14.5 $2.4 $12.1 ($0.5) $3.4 Net income applicable to common stockholders $14.0 $2.4 $11.6 ($0.6) $3.4 $4.75 $0.80 $3.95 ($0.15) $1.19 ROE2 20% 3% 17% 18% 13% ROTCE2,3 25 4 21 23 17 1,2 49 (4) 53 51 59 Memo: NII excluding Markets 4 $22.4 $0.9 $21.5 $0.5 $7.8 NIR excluding Markets 4 13.0 3.1 9.9 (0.2) (0.3) Markets revenue 7.0 - 7.0 (1.4) (0.8) Managed revenue1 42.4 4.0 38.4 (1.0) 6.7 Adjusted expense 5 $20.4 $0.6 $19.8 ($0.1) $1.1 Adjusted overhead ratio 1,2,5 48% (4)% 52% 51% 59% ex. FR $ O/(U) 2Q23 Financial results1 2Q23 Tax rate Effective rate: 17.7% Managed rate: 22.5%1,6 Note: Totals may not sum due to rounding 1 See note 1 on slide 11 2 Actual numbers for all periods, not over/(under) 3 See note 4 on slide 11 4 See note 2 on slide 11 5 See note 5 on slide 11 6 Reflects fully taxable- $B 2Q23 1Q23 2Q22 Net charge-offs $1.4 $1.1 $0.7 Reserve build/(release) 1.5 1.1 0.4 Credit costs $2.9 $2.3 $1.1 $B, EXCEPT PER SHARE DATA 2Q23 ROE O/H ratio CCB 38% 48% CIB 15% 55% CB 16% 33% AWM 29% 64% 3

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	2Q23	1Q23	2Q22
Risk-based capital metrics[1]			
CET1 capital	$236	$227	$207
CET1 capital ratio – Standardized	13.8%	13.8%	12.2%
CET1 capital ratio – Advanced	13.9	13.9	12.9
Basel III Standardized RWA	$1,711	$1,647	$1,705
Leverage-based capital metric[2]			
Firm SLR	5.8%	5.9%	5.3%
Liquidity metrics[3]			
Firm LCR	112%	114%	110%
Bank LCR	129	140	169
Total excess HQLA	$296	$368	$554
HQLA and unencumbered marketable securities[4]	1,411	1,459	1,547
Balance sheet metrics			
Total assets (EOP)	$3,868	$3,744	$3,841
Deposits (average)	2,387	2,320	2,532
Tangible book value per share[5]	79.90	76.69	69.53

FR impact

STANDARDIZED CET1 RATIO (%)[1]



13.8%
86 bps
5 bps
(29 bps)
(53 bps)
(9 bps)
13.8%
FR Impact[6] (47 bps):
Net income: 14 bps
RWA: (53 bps)
Other: (9 bps)
1Q23
Net income[7]
AOCI[8]
Capital Distributions[9]
RWA
Other[10]
2Q23

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,647
55
(6)
14
1,711
FR Impact[6] $63B:
Loans: $47B
Credit Risk ex. Loans: $16B
1Q23
Loans
Market Risk
Credit Risk ex. Loans
2Q23

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 12
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 12
[4] See note 4 on slide 12
[5] See note 4 on slide 11
[6] RWA impact shown for FR excludes the RWA of the securities acquired in the transaction
[7] Reflects Net Income Applicable to Common Equity
[8] Excludes AOCI on cash flow hedges and DVA related to structured notes
[9] Includes net share repurchases and common dividends
[10] Primarily CET1 capital deductions

JPMORGAN CHASE & CO.
4

CCB CIB CB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

	2Q23			ex. FR $ O/(U)	
	Reported	FR impact	ex. FR	1Q23	2Q22
Revenue	**$17,233**	**$831**	**$16,402**	**($54)**	**$3,844**
Banking & Wealth Management[2]	10,936	596	10,340	299	3,838
Home Lending	1,007	235	772	52	(229)
Card Services & Auto	5,290	-	5,290	(405)	235
Expense[2]	**8,313**	**37**	**8,276**	**211**	**618**
Credit costs	**1,862**	**408**	**1,454**	**52**	**693**
Net charge-offs (NCOs)	1,251	-	1,251	199	640
Change in allowance	611	408	203	(147)	53
Net income	**$5,306**	**$293**	**$5,013**	**($230)**	**$1,905**

FINANCIAL PERFORMANCE (ex. FR)

- **Net income of $5.0B, up 61% YoY**
- **Revenue** of $16.4B, up 31% YoY, driven by higher net interest income
- **Expense** of $8.3B, up 8% YoY, largely driven by higher compensation, including wage inflation and headcount growth, as well as higher marketing, partially offset by lower auto lease depreciation
- **Credit costs** of $1.5B
  - NCOs of $1.3B, up $640mm YoY, predominantly driven by Card Services, as 30+ day delinquencies have returned to pre-pandemic levels
  - Reserve build of $203mm, predominantly driven by loan growth in Card Services and changes in specific macroeconomic factors, largely offset by reduced borrower uncertainty

KEY DRIVERS / STATISTICS ($B)[3]

	2Q23			ex. FR	
	Reported	FR impact	ex. FR	1Q23	2Q22
Average equity	$54.3	$2.3	$52.0	$52.0	$50.0
ROE	38%	-	38%	40%	24%
Overhead ratio[2]	48	(2)	50	49	61
Average loans	$518.3	$59.9	$458.4	$449.8	$436.6
Average deposits	1,157.3	47.2	1,110.1	1,113.0	1,180.5
Active mobile customers (mm)[4]	52.0	n.a.	52.0	50.9	47.4
Debit & credit card sales volume[5]	$424.0	$0.4	$423.6	$387.3	$397.0

- Ex. FR:
  - Average loans up 5% YoY and 2% QoQ
  - Average deposits down 6% YoY and flat QoQ
    - EOP deposits down 6% YoY and 4% QoQ
  - Active mobile customers up 10% YoY
  - Debit & credit card sales volume up 7% YoY
  - Client investment assets up 18% YoY and 7% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	2Q23			ex. FR	
	Reported	FR impact	ex. FR	1Q23	2Q22
Banking & Wealth Management					
Business Banking average loans[6]	$19.6	-	$19.6	$19.9	$22.8
Business Banking loan originations	1.3	-	1.3	1.0	1.2
Client investment assets (EOP)	892.9	150.9	742.0	690.8	628.5
Deposit margin	2.83%	0.01%	2.82%	2.78%	1.31%
Home Lending					
Average loans	$229.6	$57.2	$172.4	$172.1	$177.3
Loan originations[7]	11.2	1.1	10.1	5.7	21.9
Third-party mortgage loans serviced (EOP)	604.5	3.1	601.4	575.9	575.6
Net charge-off/(recovery) rate	(0.05)%	0.02%	(0.07)%	(0.04)%	(0.16)%
Card Services & Auto					
Card Services average loans	$187.0	-	$187.0	$180.5	$158.4
Auto average loans and leased assets	82.1	-	82.1	80.3	83.4
Auto loan and lease originations	12.0	-	12.0	9.2	7.0
Card Services net charge-off rate	2.41%	-	2.41%	2.07%	1.47%
Card Services net revenue rate	9.11	-	9.11	10.38	9.59
Card Services sales volume[5]	$294.0	-	$294.0	$266.2	$271.2

[1] See note 1 on slide 11
[2] See note 3 on slide 12
For additional footnotes see slide 13

JPMorgan Chase & Co.

5

CCB | CIB | CB | AWM | Corp.

Corporate & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	2Q23	1Q23	2Q22
Revenue	**$12,519**	**($1,081)**	**$516**
Investment Banking revenue	1,494	(66)	143
Payments[2]	2,451	55	932
Lending	299	32	(111)
Total Banking	**4,244**	**21**	**964**
Fixed Income Markets	4,567	(1,132)	(144)
Equity Markets	2,451	(232)	(628)
Securities Services	1,221	73	70
Credit Adjustments & Other	36	189	254
Total Markets & Securities Services	**8,275**	**(1,102)**	**(448)**
Expense[2]	**6,894**	**(589)**	**84**
Credit costs	**38**	**(20)**	**(21)**
Net income	**$4,092**	**($329)**	**$375**

KEY DRIVERS / STATISTICS ($B)[3]

	2Q23	1Q23	2Q22
Equity	$108.0	$108.0	$103.0
ROE	15%	16%	14%
Overhead ratio[2]	55	55	57
Comp/revenue	28	30	29
IB fees ($mm)	$1,557	$1,654	$1,650
Average loans	227.3	228.1	218.0
Average client deposits[4]	647.5	633.7	722.4
Merchant processing volume[5]	600.1	558.8	539.6
Assets under custody ($T)	30.4	29.7	28.6
ALL/EOP loans ex-conduits and trade[6]	1.86%	1.81%	1.38%
Net charge-off/(recovery) rate[6]	0.12	0.11	0.09
Average VaR ($mm)	$44	$45	$52

FINANCIAL PERFORMANCE

- **Net income of $4.1B, up 10% YoY; revenue of $12.5B, up 4% YoY**
- **Banking revenue**
  - IB revenue of $1.5B, up 11% YoY, or down 7% excluding bridge book[7] markdowns in the prior year
    - IB fees down 6% YoY, driven by lower advisory fees
  - Payments revenue of $2.5B, up 61% YoY
    - Excluding the net impact of equity investments, primarily markdowns in the prior year, up 32%, predominantly driven by higher rates, partially offset by lower deposit balances
  - Lending revenue of $299mm, down 27% YoY, predominantly driven by mark-to-market losses on hedges of retained loans, partially offset by higher net interest income
- **Markets & Securities Services revenue**
  - Markets revenue of $7.0B, down 10% YoY
    - Fixed Income Markets revenue of $4.6B, down 3% YoY, reflecting lower revenue in macro businesses, largely offset by higher revenue in the Securitized Products Group[8] and Credit
    - Equity Markets revenue of $2.5B, down 20% YoY, compared with a strong second quarter in the prior year
  - Securities Services revenue of $1.2B, up 6% YoY, driven by higher rates, largely offset by lower fees and deposit balances
- **Expense** of $6.9B, up 1% YoY, driven by higher non-compensation expense, as well as wage inflation and headcount growth, largely offset by lower revenue-related compensation
- **Credit costs** of $38mm

[1] See note 1 on slide 11
[2] See note 3 on slide 12
For additional footnotes see slide 13

JPMorgan Chase & Co.

6

CCB CIB CB AWM Corp.

Commercial Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

	2Q23			ex. FR $ O/(U)	
	Reported	FR impact	ex. FR	1Q23	2Q22
Revenue	**$3,988**	**$178**	**$3,810**	**$299**	**$1,127**
Middle Market Banking	1,916	48	1,868	187	699
Corporate Client Banking	1,229	-	1,229	53	302
Commercial Real Estate Banking	806	130	676	34	86
Other	37	-	37	25	40
Expense	**1,300**	**-**	**1,300**	**(8)**	**144**
Credit costs	**1,097**	**608**	**489**	**72**	**280**
Net income	**$1,208**	**($327)**	**$1,534**	**$187**	**$540**

KEY DRIVERS / STATISTICS ($B)[2]

	2Q23			ex. FR	
	Reported	FR impact	ex. FR	1Q23	2Q22
Average equity	$29.5	$1.0	$28.5	$28.5	$25.0
ROE	16%	(5)%	21%	18%	15%
Overhead ratio	33	(2)	34	37	43
Payments revenue ($mm)[3]	$2,248	-	$2,248	$2,028	$1,253
Investment Banking and Markets revenue, gross ($mm)[4]	$767	-	$767	$881	$788
Average loans[5]	270.8	28.6	242.2	238.0	219.5
Average client deposits	275.2	-	275.2	266.0	300.4
Allowance for loan losses	4.7	0.6	4.2	3.6	2.6
Nonaccrual loans	1.1	0.0	1.0	0.9	0.8
Net charge-off/(recovery) rate[6]	0.15%	(0.02)%	0.17%	0.06%	0.00%
ALL/loans[6]	1.68	(0.04)	1.72	1.49	1.16

FINANCIAL PERFORMANCE (ex. FR)

- **Net income of $1.5B, up 54% YoY**
- **Revenue** of $3.8B, up 42% YoY, predominantly driven by higher deposit margins, partially offset by lower deposit-related fees
  - Payments revenue of $2.2B, up 79% YoY
  - Investment Banking and Markets revenue, gross of $767mm, down 3% YoY
- **Expense** of $1.3B, up 12% YoY, predominantly driven by higher compensation, including front office hiring and technology investments, as well as higher volume-related expense
- **Credit costs** of $489mm
  - Reserve build of $389mm, driven by updates to certain assumptions related to office real estate, as well as net downgrade activity in Middle Market
  - NCOs of $100mm, predominantly driven by office real estate
- **Average loans** of $242B, up 10% YoY and up 2% QoQ
  - C&I[7] up 14% YoY and up 2% QoQ
  - CRE[7] up 7% YoY and up 1% QoQ
- **Average deposits** of $275B, down 8% YoY, driven by continued attrition in non-operating deposits, but up 3% QoQ, driven by inflows from new client acquisition, partially offset by continued attrition in non-operating deposits

[1] See note 1 on slide 11
For additional footnotes see slide 13

JPMorgan Chase & Co.
7

CCB CIB CB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

	2Q23			ex. FR $ O/(U)	
	Reported	FR impact	ex. FR	1Q23	2Q22
Revenue	**$4,943**	**$303**	**$4,640**	**($144)**	**$334**
Asset Management	2,128	-	2,128	(306)	(9)
Global Private Bank	2,815	303	2,512	162	343
Expense	**3,163**	**-**	**3,163**	**72**	**244**
Credit costs	**145**	**146**	**(1)**	**(29)**	**(45)**
Net income	**$1,226**	**$119**	**$1,107**	**($260)**	**$103**

KEY DRIVERS / STATISTICS ($B)[2]

	2Q23			ex. FR	
	Reported	FR impact	ex. FR	1Q23	2Q22
Average equity	$16.7	$0.7	$16.0	$16.0	$17.0
ROE	29%	2%	27%	34%	23%
Pretax margin	33	1	32	35	31
Assets under management ("AUM")	$3,188	-	$3,188	$3,006	$2,743
Client assets	4,558	-	4,558	4,347	3,798
Average loans	219.5	9.7	209.8	211.5	216.8
Average deposits	211.9	-	211.9	224.4	268.9

FINANCIAL PERFORMANCE (ex. FR)

- **Net income of $1.1B, up 10% YoY**
- **Revenue** of $4.6B, up 8% YoY, driven by higher deposit margins on lower balances and higher management fees on strong net inflows
- **Expense** of $3.2B, up 8% YoY, driven by higher compensation, including growth in private banking advisor teams, higher revenue-related compensation and the impact of Global Shares and JPMAM China
- **AUM** of $3.2T was up 16% YoY and client assets of $4.6T were up 20% YoY, driven by continued net inflows, higher market levels and the impact of the acquisition of Global Shares
  - For the quarter, AUM had long-term net inflows of $61B and liquidity net inflows of $60B
- **Average loans** of $210B, down 3% YoY and down 1% QoQ
- **Average deposits** of $212B, down 21% YoY and down 6% QoQ

[1] See note 1 on slide 11

[2] Actual numbers for all periods, not over/(under); FR numbers represent applicable balance only for the period of the quarter from the date of the transaction, May 1, 2023 through June 30, 2023; FR contribution to 3 month average balances represents only 2 months from May 1, 2023 through June 30, 2023

JPMORGAN CHASE & CO.

8

Corporate1 FINANCIAL PERFORMANCE (ex. FR)SELECTED INCOME STATEMENT DATA ($MM) Revenue was $1.0B, up $905mm YoY Net interest income was $1.8B, compared with $324mm in the prior year, due to the impact of higher rates Noninterest revenue was a loss of $782mm, compared with a loss of $244mm in the prior year, and included $900mm of net investment securities losses Expense of $590mm, up $384mm YoY, largely driven by higher legal expense Credit costs were a net benefit of $243mm, reflecting a reserve release associated with the deposit placed with First Republic Bank in the first quarter of 2023 1 See note 1 on slide 11 CCB CIB CB AWM Corp. 2Q23 Reported FR impact ex. FR 1Q23 2Q22 Revenue $3,718 $2,733 $985 - $905 Net interest income 1,738 (29) 1,767 27 1,443 Noninterest revenue 1,980 2,762 (782) (27) (538) Expense 1,152 562 590 430 384 Credit costs (243) - (243) (613) (271) Net income/(loss) $2,640 $2,301 $339 $95 $513 ex. FR $ O/(U) 9

Outlook1 1 See notes 1, 2 and 5 on slide 11 Expect FY2023 net interest income and net interest income excluding Markets of ~$87B, market dependent1 Expect FY2023 adjusted expense of ~$84.5B excluding the FDIC special assessment related to systemic risk determination, market dependent2 Expect FY2023 Card Services NCO rate of ~2.60%3 FIRMWIDE 10

Notes on non-GAAP financial measures 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a lement. There are no reclassifications associated with FR managed revenue 2. ews these metrics excluding CIB sactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the -liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 29 of the Earnings Release Financial Supplement. For additional information on Markets reven 2022 Form 10-K 3. Second-quarter 2023 net income, earnings per share and ROTCE excluding significant items are non-GAAP financial measures. Significant items collectively refer to the bargain purchase gain associated with First Republic of $2.7B, the net credit reserve build associated with First Republic of $1.2B and net investment securities losses of $900mm. Excluding these significant items resulted in a decrease of $1.1B (after tax) to reported net income from $14.5B to $13.3B; a decrease of $0.38 per share to reported EPS from $4.75 to $4.37; and a decrease of 2% to ROTCE from 25% to 23%. Management believes these measures provide useful information to 4. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, refer to page 10 of the Earnings . ROTCE ex. FR uses the same -end divided by common shares at period-end. Book value per share was $98.11, $94.34 and $86.38 at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the 5. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $420mm, $176mm and $73mm for the three months ended June 30, 2023, March 31, 2023 and June 30, 2022, respectively. There was no legal expense djusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate 6. -of- luding the impact of consolidated Firm-administered multi- rage ratio 11

Additional notes 1. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9B CECL capital benefit is being phased out at 25% per year over a three-year period. As of June 30, 2023 and March 31, 2023, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $1.4B CECL benefit; as of June 30, 2022, CET1 capital reflected a $2.2B benefit. Refer to Capital Risk Management on pages 36-41 of the Fir -Q for the quarterly period ended March 31, 2023 and on pages 86- -K for additional information 2. Total excess high- what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the liquidity covera unencumbered marketable securities, includes end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities which are included as part of the excess liquidity at JPMorgan Chase Bank, N.A. that are not transferable to non-bank affiliates -of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 42-47 of the -Q for the quarterly period ended March 31, 2023 and on pages 97- 0-K for additional information 3. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 4. Prior-period amounts have been revised to conform with the current presentation, which uses end-of-period HQLA and end-of-period unencumbered marketable securities. Previous presentations used average Firm HQLA (consistent with the LCR metric) and end-of-period unencumbered marketable securities 12

Additional notes on slides 5-7 Slide 5 Consumer & Community Banking 3. Actual numbers for all periods, not over/(under); FR numbers represent applicable balance only for the period of the quarter from the date of the transaction, May 1, 2023 through June 30, 2023; FR contribution to 3 month average balances represents only 2 months from May 1, 2023 through June 30, 2023 4. Users of all JPMorgan Chase mobile platforms who have logged in within the past 90 days. Excludes the impact of the First Republic acquisition 5. Excludes Commercial Card 6. Includes the impact of loans originated under the PPP. For further information, refer to page 13 of the Earnings Release Financial Supplement 7. Firmwide mortgage origination volume was $13.0B, $6.8B and $27.9B for the three months ended June 30, 2023, March 31, 2023 and June 30, 2022, respectively Slide 6 Corporate & Investment Bank 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 5. Represents Firmwide merchant processing volume 6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 1.30%, 1.31%, and 1.06% at June 30, 2023, March 31, 2023 and June 30, 2022, respectively. See note 6 on slide 11 7. The bridge book consists of certain held-for-sale positions, including unfunded commitments, in CIB 8. Securitized Products Group is comprised of Securitized Products and Tax Oriented Investments Slide 7 Commercial Banking 2. Actual numbers for all periods, not over/(under); FR numbers represent applicable balance only for the period of the quarter from the date of the transaction, May 1, 2023 through June 30, 2023; FR contribution to 3 month average balances represents only 2 months from May 1, 2023 through June 30, 2023 3. In the fourth quarter of 2022, certain revenue from CIB Markets products was reclassified from investment banking revenue to payments. Prior-period amounts have been revised to conform with the current presentation. Includes growth of $12mm that is also included in the Investment Banking and Markets revenue, gross metric 4. Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for Investment Banki 10-K for discussion of revenue sharing 5. Includes the impact of loans originated under the PPP. For further information, refer to page 20 of the Earnings Release Financial Supplement 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 7. and do not align with regulatory definitions 13

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, which have been filed with the Securities and Exchange Commission and -web.com/financial- information/sec- Chase & Co. does not undertake to update any forward-looking statements. 14